                                                                    EXHIBIT 4.01




                                       ADS

                                     [LOGO]

           NUMBER                                                  SHARES
                          ATLANTIC DATA SERVICES, INC.
            ADS



THIS CERTIFICATE IS TRANSFERABLE        INCORPORATED UNDER THE LAWS OF THE           COMMON STOCK
IN BOSTON, MA OR NEW YORK, NY              COMMONWEALTH OF MASSACHUSETTS            $.01 PAR VALUE


THIS CERTIFIES THAT                                    CUSIP

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS




is the owner of

  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

ATLANTIC DATA SERVICES, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts and to the Second Amended and Restated Articles of Organization and the Second Amended and Restated By-laws of the Corporation as from time to time amended.

         This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF ATLANTIC DATA SERVICES, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

                                   Atlantic Data Services, Inc.
                                           Incorporated
/s/ Susan L. Gorman                            1980                                    /s/ Robert W. Howe
VICE PRESIDENT AND TREASURER               Massachusetts                               CHAIRMAN AND
                                              [Seal]                                   CHIEF EXECUTIVE OFFICER

                                        ----------------------------------------
                                        COUNTERSIGNED AND REGISTERED:
                                        BANKBOSTON, N.A.
                                        TRANSFER AGENT AND REGISTRAR
                                        AUTHORIZED SIGNATURE

                          ATLANTIC DATA SERVICES, INC.

         The Corporation is authorized to issue more than one class of stock. A copy of the full text of the preferences, voting powers, qualifications and special or relative rights of the shares of each class of stock will be provided to the holder hereof upon written request and without charge.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -   as tenants in common                    UNIF GIFT MIN ACT  -  ........Custodian........
TEN ENT  -   as tenants by the entireties                                     (Cust)      (Minor)
JT TEN   -   as joint tenants with right of                            under Uniform Gifts to Minors
             survivorship and not as tenants                           Act...........................
             in common                                                             (State)

    Additional abbreviations may also be used though not in the above list.

         For value received, ___________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
         __________________________________________

         __________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________



                              __________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.